Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Jacek Olczak and Jerry Whitson or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, (i) to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments) and supplements thereto for the registration from time to time of debt securities to be issued by the Company, and (ii) to file the same and any and all amendments and supplements thereto, with any exhibits thereto, financial statements and prospectuses included or to be incorporated by reference therein, and any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 2nd day of February, 2017.

/S/ HAROLD BROWN
Harold Brown

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Jacek Olczak and Jerry Whitson or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, (i) to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments) and supplements thereto for the registration from time to time of debt securities to be issued by the Company, and (ii) to file the same and any and all amendments and supplements thereto, with any exhibits thereto, financial statements and prospectuses included or to be incorporated by reference therein, and any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 2nd day of February, 2017.

/S/ LOUIS C. CAMILLERI
Louis C. Camilleri

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Jacek Olczak and Jerry Whitson or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, (i) to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments) and supplements thereto for the registration from time to time of debt securities to be issued by the Company, and (ii) to file the same and any and all amendments and supplements thereto, with any exhibits thereto, financial statements and prospectuses included or to be incorporated by reference therein, and any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 2nd day of February, 2017.

/S/ MASSIMO FERRAGAMO
Massimo Ferragamo

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Jacek Olczak and Jerry Whitson or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, (i) to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments) and supplements thereto for the registration from time to time of debt securities to be issued by the Company, and (ii) to file the same and any and all amendments and supplements thereto, with any exhibits thereto, financial statements and prospectuses included or to be incorporated by reference therein, and any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 2nd day of February, 2017.

/S/ WERNER GEISSLER
Werner Geissler

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Jacek Olczak and Jerry Whitson or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, (i) to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments) and supplements thereto for the registration from time to time of debt securities to be issued by the Company, and (ii) to file the same and any and all amendments and supplements thereto, with any exhibits thereto, financial statements and prospectuses included or to be incorporated by reference therein, and any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 2nd day of February, 2017.

/S/ JENNIFER LI
Jennifer Li

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Jacek Olczak and Jerry Whitson or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, (i) to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments) and supplements thereto for the registration from time to time of debt securities to be issued by the Company, and (ii) to file the same and any and all amendments and supplements thereto, with any exhibits thereto, financial statements and prospectuses included or to be incorporated by reference therein, and any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 2nd day of February, 2017.

/S/ JUN MAKIHARA
Jun Makihara

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Jacek Olczak and Jerry Whitson or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, (i) to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments) and supplements thereto for the registration from time to time of debt securities to be issued by the Company, and (ii) to file the same and any and all amendments and supplements thereto, with any exhibits thereto, financial statements and prospectuses included or to be incorporated by reference therein, and any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 2nd day of February, 2017.

/S/ SERGIO MARCHIONNE
Sergio Marchionne

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Jacek Olczak and Jerry Whitson or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, (i) to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments) and supplements thereto for the registration from time to time of debt securities to be issued by the Company, and (ii) to file the same and any and all amendments and supplements thereto, with any exhibits thereto, financial statements and prospectuses included or to be incorporated by reference therein, and any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 2nd day of February, 2017.

/S/ KALPANA MORPARIA
Kalpana Morparia

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Jacek Olczak and Jerry Whitson or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, (i) to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments) and supplements thereto for the registration from time to time of debt securities to be issued by the Company, and (ii) to file the same and any and all amendments and supplements thereto, with any exhibits thereto, financial statements and prospectuses included or to be incorporated by reference therein, and any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 2nd day of February, 2017.

/S/ LUCIO A. NOTO
Lucio A. Noto

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Jacek Olczak and Jerry Whitson or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, (i) to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments) and supplements thereto for the registration from time to time of debt securities to be issued by the Company, and (ii) to file the same and any and all amendments and supplements thereto, with any exhibits thereto, financial statements and prospectuses included or to be incorporated by reference therein, and any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 2nd day of February, 2017.

/S/ ROBERT B. POLET
Robert B. Polet

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint André Calantzopoulos, Jacek Olczak and Jerry Whitson or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, (i) to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments) and supplements thereto for the registration from time to time of debt securities to be issued by the Company, and (ii) to file the same and any and all amendments and supplements thereto, with any exhibits thereto, financial statements and prospectuses included or to be incorporated by reference therein, and any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 2nd day of February, 2017.

/S/ STEPHEN M. WOLF
Stephen M. Wolf